Exhibit 99.1

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

HAVERHILL RETIREMENT SYSTEM, Derivatively on Behalf of The Medicines Company,

Case No. 2:17-cv-01597
Plaintiff,

v.

WILLIAM W. CROUSE, ALEXANDER J. DENNER, FREDRIC N. ESHELMAN, JOHN C. KELLY, ARMIN M. KESSLER, HIROAKI SHIGETA, MELVIN K. SPIGELMAN, and ROBERT G. SAVAGE,

Defendants,

and

THE MEDICINES COMPANY, a Delaware Corporation,

Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE
ACTION, FINAL SETTLEMENT HEARING, AND RIGHT TO APPEAR

TO:                         ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF SHARES OF THE COMMON STOCK OF THE MEDICINES COMPANY (“MEDICINES” OR THE “COMPANY”) AS OF MARCH 6 WHO CONTINUE TO HOLD SUCH SHARES

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY

THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW
JERSEY HAS AUTHORIZED THIS NOTICE TO BE SENT TO YOU

THIS IS NOT A SOLICITATION

This notice (the “Notice”)(1) advises you of the proposed settlement (the “Settlement”) of derivative claims brought by Plaintiff Haverhill Retirement System (“Plaintiff”) against certain current and former directors and officers (“Individual Defendants”)(2) of Medicines (collectively, with the Individual Defendants, “Defendants” and collectively, with the Plaintiff, “Parties”) in the above-captioned action (the “Action”). Parties to the Action have entered into a Stipulation, which is subject to approval by the United States District Court for the District of New Jersey (“the Court”) before becoming final. If the Settlement is approved by the Court, all Released Claims against all of the Released Persons (as those terms are defined in the Stipulation) will be dismissed with prejudice.

A hearing (the “Settlement Hearing”) will be held before the Honorable Claire C. Cecchi on September 21, 2017 at 10:30 a.m. in Courtroom MLK 5B of the United States District Court for the District of New Jersey, Martin Luther King Building & U.S. Courthouse, 50 Walnut Street, Newark, New Jersey 07101, to determine: (i) whether the proposed Settlement should be approved by the Court as fair, reasonable, and adequate; (ii) whether the Action should be dismissed with prejudice; (iii) whether, and how much, the Court should award in attorneys’ fees and reimbursement of expenses for Plaintiff’s Counsel and a service fee to Plaintiff; and (iv) to hear such other matters as may properly come before the Court.

This Notice summarizes the nature of the Action, the terms of the proposed Settlement, and your rights in connection with the Settlement and the Settlement Hearing. Nothing in this Notice constitutes a finding by the Court regarding the merits of the claims or defenses asserted by any party, the merits of the Settlement, or any other matter. Nor does it reflect the views of the Court.

(1)                                 All capitalized terms not otherwise defined herein have the same meaning as the terms defined in the Stipulation and Agreement of Settlement (“Stipulation”). The Stipulation is available on the court docket or upon request from the Company.

(2)                                 The Individual Defendants are: William W. Crouse, Alexander J. Denner, Fredric N. Eshelman, John C. Kelly, Armin M. Kessler, Hiroaki Shigeta, Melvin K. Spigelman, and Robert G. Savage.

Defendants have denied the allegations against them and continue to deny vigorously any wrongdoing or liability with respect to all claims asserted in the Action. They nonetheless support the Settlement because they recognize and believe that it is in the Company’s best interests to resolve the Action, considering such factors as the time, expense, and distraction further litigation would cause.

Plaintiffs believe that the proposed Settlement will put in place substantive corporate governance reforms that will significantly assist Medicines in ensuring sufficient internal controls, implementing adequately designed clinical trials for the Company’s pharmaceutical products, and maintaining close oversight of its interactions with the United States Food and Drug Administration (the “FDA”).

The Parties believe that the Settlement is in the best interests of Medicines and its shareholders.

YOU SHOULD READ THIS NOTICE CAREFULLY BECAUSE YOUR
LEGAL RIGHTS MAY BE AFFECTED.

I.                                             What Is the Action About?

The Action that is the subject of this Notice seeks recovery on behalf of Medicines based on claims of breaches of fiduciary duty asserted against the Individual Defendants in a shareholder derivative action pending in the United States District Court for the District of New Jersey.

The Action alleges that the Individual Defendants breached their fiduciary duties owed to Medicines and its shareholders by, inter alia, failing to ensure sufficient internal controls, failing to implement adequately designed clinical trials for the Company’s drug Cangrelor, and making, or causing the Company to make, numerous material rosy misrepresentations concerning the likelihood of the FDA’s approval of Cangrelor and Medicines’ financial results and projections.

II.                                        What Are the Terms of the Proposed Settlement?

The proposed Settlement provides, among other things, that Medicines will enact several corporate governance reforms directed to quality and regulatory compliance, as set forth in Exh. A to the Stipulation.

III.                                   What Are the Reasons for the Settlement?

In recommending that the Parties settle at this time, under the terms and conditions set forth in the Settlement, Plaintiff’s Counsel has weighed the risks of further litigation against the benefits that counsel was able to obtain for Medicines and its shareholders pursuant to the Settlement. Plaintiff’s Counsel believes that the Settlement confers material benefits upon Medicines and its shareholders. The Settlement has been achieved after significant investigation, analysis, pre-litigation negotiations, and litigation by Plaintiff’s Counsel. The detailed provisions of the Settlement reflect the results of intensive, arm’s-length negotiations between the Parties, as well as the expertise of a corporate governance expert retained by Plaintiff’s Counsel.

The Individual Defendants have denied, and continue to deny, that they have any liability, as a result of any or all of the allegations asserted in the Action, or that they engaged in any wrongdoing whatsoever. Medicines and the Individual Defendants are entering into the Settlement to enhance Medicines’ corporate governance policies to benefit Medicines and its shareholders and to eliminate the burden, distraction, expense, and uncertainty of further litigation.

IV.                                    What Attorneys’ Fees and Reimbursement of Expenses Will Be Sought?

In the Settlement, the Parties agree that the Court will determine what amount to award Plaintiff’s Counsel for their work in this action, which includes reimbursement of their costs and expenses, subject to Court approval. Plaintiff’s Counsel have been retained on a contingent fee basis and thus, to date, they have not been paid for their legal services or reimbursed for expenses they have incurred in connection with the litigation of the Action. Plaintiff’s Counsel also intend to seek Court approval of a service award to be paid to Plaintiff in an amount (not to exceed $5,000) also to be determined by the Court, which shall be paid from, not in addition to, the fee and expense award.

The attorneys’ fees and award of expenses for which Plaintiff’s Counsel will seek Court approval were the subject of arm’s-length negotiations begun after the principal terms of the proposed Settlement were agreed upon. Although counsel for both Parties have attempted, in good faith, to reach an agreement on attorneys’ fees and expenses, they have been unable to do so. Accordingly, unless the Parties are able to reach agreement on attorneys’ fees, Plaintiff’s Counsel will ask the Court to determine an appropriate amount at, or before, the final approval stage of these settlement proceedings. Plaintiff’s Counsel will not ask for an amount in excess of

$1,436,000.00 for their fees and expenses, collectively. The Company has the right to oppose this amount.

V.                                    What Will Happen at the Settlement Hearing?

The Court has scheduled a Settlement Hearing for September 21, 2017 at 10:30 a.m. At this hearing, the Court will hear any objections to any aspect of the Settlement raised by any current Medicines shareholder. At or following the hearing, the Court will determine whether the Settlement is fair, reasonable, and adequate, and determine whether to enter a final order approving the Settlement. The Court will also consider Plaintiff’s Counsel’s application for attorneys’ fees and reimbursement of expenses and a service fee to Plaintiff.

Pending final determination of whether the Settlement should be approved, Plaintiff, Defendants, and all Medicines Shareholders are barred and enjoined from instituting or prosecuting any action that asserts any of the Released Claims against any of the Released Persons (as those terms are defined in the Stipulation).

YOU ARE NOT REQUIRED TO PARTICIPATE IN OR ATTEND THE
SETTLEMENT HEARING, BUT MAY DO SO IF YOU WISH.

If you are a current Medicines shareholder, and you wish to express an objection to any portion of the Settlement or Plaintiff’s Counsel’s application for attorneys’ fees and reimbursement of expenses and a service award to Plaintiff, you must send a signed letter or other signed written submission providing a detailed statement of your specific objections. Your written objection must: (i) state your name, address, and telephone number; (ii) provide the number of shares of Medicines common stock you own, as of the date of the submission, accompanied by copies of brokerage statements evidencing such ownership of Medicines common stock; and (iii) provide a detailed description of your specific objections to any matter before the Court, all the grounds for your objections, and any documents you wish the Court to consider. You must mail the objection and your supporting papers to the Court and each of the attorneys listed at the addresses provided below to arrive no later than August 17, 2017.

YOUR OBJECTION MUST BE IN WRITING AND RECEIVED BY THIS
DATE TO BE CONSIDERED.

If your objection is not received in a timely manner, the Court may deem it waived and may not consider it.

Court:

Clerk of the Court

United States District Court for the District of New Jersey
Martin Luther King Building & U.S. Courthouse

50 Walnut Street

Newark, NJ 07101

Plaintiff’s Counsel:

Judith S. Scolnick

SCOTT+SCOTT,

ATTORNEYS AT LAW, LLP

The Helmsley Building

230 Park Ave., 17th Floor

New York, NY 10169

Tel.: 212.223.6444

jscolnick@scott-scott.com

Defendants’ Counsel:

Timothy Perla
WILMER HALE
60 State Street
Boston, MA 02109

Timothy.perla@wilmerhale.com

Tel.: 617.526.6696

The Court will consider your written objection whether or not you choose to attend the Settlement Hearing. You may also choose to retain your own lawyer at your own expense to represent you with respect to any objection you may have. If you or your lawyer would like to speak at the Settlement Hearing, you must send a letter stating that you intend to appear and speak at the Settlement Hearing and a summary of the substance of the testimony to be given by any such witness. The letter must include the name(s) of your attorney(s) and any witness(es) you may call to testify and must identify any documents you intend to introduce into evidence at the Settlement Hearing. The letter must also include: (i) your name, address, and telephone number; and (ii) the number of shares of Medicines common stock you own, as of the date of the submission, accompanied by copies of brokerage or account statements evidencing such ownership of Medicines common stock. Your letter must be received no later than August 17, 2017, by the Clerk of the Court, Plaintiff’s Counsel, and Defendants’ Counsel at the addresses provided above. The date of the Settlement Hearing is subject to change without further notice to Medicines Shareholders. If you or your lawyer intends to attend the Settlement Hearing, you should confirm the date and time with Plaintiff’s Counsel.

VI.                               What Is the Effect of the Court’s Approval of the Settlement?

If the Settlement is approved, the Court will enter a Final Order and Judgment (the “Judgment”). The Judgment will dismiss the Action with prejudice. The full terms of the dismissal of Released Claims are set forth in the Stipulation. The following is only intended as a summary.

Release of Claims by Medicines, Medicines Shareholders, and Plaintiff: Upon the Effective Date, Plaintiff, Medicines, and all Medicines Shareholders (derivatively on behalf of Medicines) shall, by operation of the Judgment and to the fullest extent allowed by law: (i) release, and be deemed to release, and forever discharge the Released Plaintiff Claims against the Released Defendant Persons; (ii) covenant, and be deemed to covenant, not to sue any of the Released Defendant Persons with regard to any Released Plaintiff Claims; and (iii) forever be barred and enjoined from asserting any Released Plaintiff Claims against any Released Defendant Persons.

“Released Defendant Persons” means all Defendants and, to the maximum extent permitted by law, each Defendant’s immediate family members, spouses, heirs, executors, estates, administrators, trustees, assigns, and any trusts in which Defendants, or any of them, are settlors or which are for the benefit of any Defendants and/or members of his immediate family; any entity in which a Defendant, and/or members of his family, has a controlling interest; each Defendants’ present and former attorneys, legal representatives, and assigns in connection with the Action; and each Defendant’s insurers; and each Defendant’s present and former directors and officers, agents, advisors, employees, affiliates, predecessors, successors, parents, controlling entities, subsidiaries, and divisions.

“Released Plaintiff Claims” means any and all claims on behalf of Medicines that: (a) have been asserted in the Action; or (b) could have been asserted in the Action or in any other court action or before any court, administrative body, tribunal, arbitration panel, or other adjudicatory body, from January 2014 through the date of the Stipulation, that are based upon, arise out of, or relate in any way, directly or indirectly, to the allegations made in, or the subject matters of, the Action.

Release of Claims by Defendants: Upon the Effective Date, Medicines and the Individual Defendants, by operation of the Judgment and to the fullest extent allowed by law, shall: (i) release, and be deemed to release, and forever discharge the Released Defendant Claims against the Released Plaintiff Persons; (ii) covenant, and be deemed to covenant, not to sue any of the Released Plaintiff Persons with regard to any Released Defendant Claims; and (iii) forever be barred and enjoined from asserting any Released Defendant Claims against any Released Plaintiff Persons.

“Released Defendant Claims” means any and all claims that are based upon, or arise out of, the institution, prosecution, or settlement of the claims asserted by the Plaintiff in the Action. Notwithstanding the foregoing, Released Defendant Claims shall not mean, and does not include, any claims by the Parties to enforce the terms of the Stipulation.

“Released Plaintiff Persons” means Plaintiff and Plaintiff’s Counsel.

“Unknown Claims” means any Released Plaintiff Claims that Medicines, Plaintiff, or any other Medicines shareholder does not know, or suspect to exist, in his, her, or its favor at the time of the release of the Released Defendant Persons and any Released Defendant Claims that Medicines, or any of the Individual Defendants, does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Plaintiff Persons, including, without limitation, those claims which, if known, might have affected the decision to enter into, or not object to, this Settlement.

Waiver of Rights Conferred by California Civil Code Section 1542: Plaintiff, the Individual Defendants, and Medicines expressly acknowledge, and all Medicines Shareholders shall be deemed to acknowledge, that he, she, it, or they have been advised by his, her, its, or their attorney concerning, and/or are familiar with, the provisions of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

With respect to any of the Released Plaintiff Claims and Released Defendant Claims, the Parties stipulate and agree that upon the occurrence of the Effective Date, Plaintiff, Medicines, the Individual Defendants, and all Medicines Shareholders shall be deemed to have, and by operation of the Order and Final Judgment shall have, expressly waived, relinquished, and released any and all provisions, rights, and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States, or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code §1542. Plaintiff, Medicines, and the Individual Defendants acknowledge, and Medicines Shareholders by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to, or different from, those now known or believed to be true, with respect to the Released Plaintiff Claims and Released Defendant Claims, but that it is the intention of Plaintiff, Medicines, and the Individual Defendants, and by operation of law Medicines Shareholders, to completely, fully, finally, and forever extinguish any and all Released Plaintiff Claims and Released Defendant Claims, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiff, Medicines, and the Individual Defendants acknowledge, and Medicines Shareholders by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” was separately bargained for, was a material element of the Settlement, and was relied upon by each and all of Defendants in entering into the Settlement.

Since the Company will have released the Released Plaintiff Claims against the Released Defendant Persons, upon the Effective Date, no Medicines shareholder will be able to bring another action asserting those claims against those persons on behalf of Medicines.

Pending final determination of whether the Settlement should be approved, all proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of this Court. Pending final determination of whether the Settlement should be approved, Plaintiff, Plaintiff’s Counsel, all other Medicines Shareholders, Defendants, the Company, and any committee of its Board, or any of them as applicable, are enjoined from filing, commencing, or prosecuting any other lawsuit in any jurisdiction with respect to any Released Plaintiff Claims or Released Defendant Claims.

Neither the Settlement nor any act performed or document executed pursuant to or in furtherance of the Settlement or the negotiation thereof, including this Notice, is or may be deemed to be an admission or, or evidence of, any fault, liability, or omission of any of the Individual Defendants or the Released Persons in any proceeding of any kind or nature.

VII.                          How Do You Get More Information About the Action and the Proposed Settlement?

The foregoing description of the lawsuit, the terms of the proposed Settlement, the Settlement Hearing, and other matters described herein is only a summary. For the full details of the lawsuit and the terms and conditions of the Stipulation, Medicines Shareholders are referred to the Court filings, which may be examined during regular business hours at the Office of the Clerk of the Court, United States District Court for the District of New Jersey, Martin Luther King Building & U.S. Courthouse, 50 Walnut Street, Newark, NJ 07101. The Stipulation may be inspected on Medicines’ website at www.themedicinescompany.com and in Medicines’ May 19, 2017 Form 8-K.

PLEASE DO NOT CONTACT THE COURT FOR INFORMATION OR
TELEPHONE THE COURT OR CLERK’S OFFICE
REGARDING THIS NOTICE.

Any questions regarding this Notice or the proposed Settlement, or requests to obtain copies of Settlement-related documents, including copies of the papers to be submitted in support of final approval of the Settlement and the application for attorneys’ fees and reimbursement of expenses and a service fee to Plaintiff, may be directed to the following Plaintiff’s Counsel:

Judith S. Scolnick
SCOTT+SCOTT,
ATTORNEYS AT LAW, LLP
The Helmsley Building
230 Park Avenue, 17th Floor
New York, NY 10169
Tel.: 212.223.6444
jscolnick@scott-scott.com

DATE: May 19, 2017

BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY